                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 9, 2004
                                 --------------


                              Stonepath Group, Inc.
               (Exact Name of Registrant as Specified in Charter)



Delaware                        001-16105                    65-0867684
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


1600 Market Street, Suite 1515
Philadelphia, Pennsylvania                                   19103
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

                                 Not Applicable
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.


         On February 9, 2004, Stonepath Group, Inc. (the "Company"), through its wholly owned subsidiary, Stonepath Holdings (Hong Kong) Limited, acquired a 55% interest in Shaanxi Sunshine Cargo Services International Co., Ltd. ("Shaanxi"). Shaanxi is a Class A licensed freight forwarder headquartered in Shanghai, PRC, that provides its clients with a wide range of customized transportation and logistics services and supply chain solutions, including global freight forwarding, warehousing and distribution, shipping services and special freight handling.

         Shaanxi will continue as a neutral provider of services to the freight forwarding community, while operating a separate division dedicated to the emerging global logistics business of the Company and Shaanxi's existing commercial clientele.

         Shaanxi is the successor, by way of asset acquisition, to the freight forwarding business formerly operated by Andy Tsai since 1993 as the Shanghai branch of Shaanxi Sunshine Express International Co., Ltd. (the "Business"). The substance of the transaction resulted in the contribution by Andy Tsai of the Business to Shaanxi, in exchange for a 45% interest in Shaanxi (of which 5% ultimately was retained by a third party), concurrent with an acquisition of a 55% interest in Shaanxi by the Company for the purchase consideration identified below.

         The assets acquired consist primarily of the goodwill and other intangibles such as intellectual property, employee base, operating methods, systems and customer relationships associated with the operations of the Business. Personal property consisting primarily of office equipment, cash and eligible accounts receivable were also acquired. In addition, accounts payable and certain leases were assumed as part of the acquisition.

         In consideration for its interest in the acquired Business, the Company paid $5.5 million at closing through a combination of $3.5 million cash and $2.0 million in value of the Company's stock, consisting of 630,915 shares of the Company's common stock valued at $3.17 per share. The shares are subject to a one year restriction upon resale, and are subject to pro rata forfeiture based upon a formula that measures the actual pre-tax net income of the Business through December 31, 2004, versus the targeted level of income of $4 million (on an annualized basis). The Company has agreed to issue additional shares of its common stock to Mr. Tsai if at the end of the one year restrictive period, the Company's common shares are trading at a price of less than $3.17 per share. The Company also agreed to an earn-out arrangement over a period of five (5) years of up to $5.5 million ($1.1 million per year) contingent upon Shaanxi realizing pre-tax net income of at least $4 million per year during the earn-out period. As additional purchase price, on a post-closing basis, the Company has also agreed to pay for excess closing date working capital estimated at between $1 and $2 million.

         To facilitate a smooth transition, the transaction is scheduled to take effect as of March 1, 2004. Additionally, because the Company reports its offshore operations on a one month lag, the earnings impact of the acquisition will first be reflected in the Company's consolidated second quarter.

         The funds required for the cash payment at the closing were obtained by the Company from its credit facility with LaSalle Business Credit, Inc. The consideration for the transaction was determined based on arms length negotiations between the parties.

         For the ten (10) months ended October 31, 2003, the Business reported pre-tax income of approximately $ 2.3 million on revenues of approximately $ 55 million.

         The acquisition also included the employment of the senior managers of the Business.

         On February 10, 2004, the Company issued a press release announcing the transaction. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Acquired Business.

             (i) Financial Statements of Shaanxi Sunshine Express International
                 Co., Ltd. (Shanghai branch).


                 Independent Auditors' Report

                 Balance Sheet as of  October 31, 2003

                 Statement of Income for the ten months ended October 31, 2003

                 Statement of Branch Equity for the ten months ended October 31, 2003

                 Statement of Cash Flows for the ten months ended
                 October 31, 2003

                 Notes to the Financial Statements

         (b) Pro Forma Financial Information.

                 It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the pro forma financial information that will show the acquisition of the Business by the Company as required by Regulation S-X. Accordingly, the Company will file the required pro forma financial information under cover of an Amendment to the Current Report on Form 8-K as soon as practicable, but in any event not later than sixty
                 (60) days after the date on which this Current Report must be filed with the Commission.

         (c) Exhibits (referenced to Item 601 of Regulation S-K).

         2.9 Amended and Restated Contract for the Sale of Assets by and between Stonepath Holdings (Hong Kong) Limited and Andy Tsai, dated November 10, 2003.

         2.10 Amendment Letter Agreement dated February 9, 2004, to the Amended and Restated Contract for the Sale of Assets by and between Stonepath Holdings (Hong Kong) Limited and Andy Tsai.

         23.1    Independent Auditors' Consent

         99.1    Press Release dated February 10, 2004

                  FINANCIAL STATEMENTS PROVIDED UNDER ITEM 7(A)






       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)






                     REPORT ON AUDIT OF FINANCIAL STATEMENTS
                    FOR THE TEN MONTHS ENDED OCTOBER 31, 2003

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

                                TABLE OF CONTENTS





Independent Auditors' Report...................................................7


Balance Sheet..................................................................8


Statement of Income............................................................9


Statement of Branch Equity....................................................10


Statement of Cash Flows.......................................................11


Notes to the Financial Statements.............................................12

                          INDEPENDENT AUDITORS' REPORT



To the Owner of
Shaanxi Sunshine Express International Co., Ltd. (Shanghai Branch)

We have audited the accompanying balance sheet of Shaanxi Sunshine Express International Co., Ltd. (Shanghai Branch) as of October 31, 2003 and the related statements of income, branch equity and cash flows for the ten months ended October 31, 2003. These financial statements are the responsibility of the Branch's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shaanxi Sunshine Express International Co., Ltd. (Shanghai Branch) as of October 31, 2003 and the results of its operations and its cash flows for the ten months ended October 31, 2003 in conformity with accounting principles generally accepted in the United States of America.



Ho, Sneddon, Chow,
Certified Public Accountants Limited
Hong Kong
February 6, 2004

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

                                  BALANCE SHEET

                                                                                                          October31,
                                                                                                             2003
                                                                                             Note            US$
                                         ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                                              $  2,098,433
  Accounts receivable, net of provision for doubtful debts of US$ Nil                                      13,619,683
  Prepayments and other assets                                                                                973,094
  Due from Principal                                                                          7             2,603,369
TOTAL CURRENT ASSETS                                                                                       19,294,579
FIXED ASSETS, NET                                                                             8                88,539
TOTAL ASSETS                                                                                             $ 19,383,118

LIABILITIES AND BRANCH EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses                                                                  $ 11,634,499
  Other payable                                                                                               166,050
  Provision for taxation                                                                      4             3,043,618
TOTAL CURRENT LIABILITIES                                                                                  14,844,167
COMMITMENTS AND CONTINGENCIES                                                                1, 6
BRANCH EQUITY
  Invested capital                                                                                            112,048
  Retained earnings                                                                                         4,426,903
TOTAL BRANCH EQUITY                                                                                         4,538,951
TOTAL LIABILITIES AND BRANCH EQUITY                                                                      $ 19,383,118


               See accompanying notes to the financial statements.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

                               STATEMENT OF INCOME

                                                                                                        Ten months
                                                                                                           ended
                                                                                                        October 31,
                                                                                                           2003
                                                                                            Note            US$

Gross revenues                                                                                           $ 55,438,208
Direct cost of service                                                                                     51,020,849
                                                                                                     -----------------
Net revenues                                                                                                4,417,359

Personnel costs                                                                                             1,145,238
Other selling, general and administrative costs                                             6, 7            1,008,199
                                                                                                     -----------------

Income from operations                                                                                      2,263,922

Other non-operating income                                                                                     66,629
                                                                                                     -----------------

Income before income taxes                                                                                  2,330,551

Income tax expense                                                                            4             1,032,895
                                                                                                     -----------------

Net income                                                                                               $  1,297,656
                                                                                                     =================


               See accompanying notes to the financial statements.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

                           STATEMENT OF BRANCH EQUITY

                        TEN MONTHS ENDED OCTOBER 31, 2003

                                                   Invested            Retained               Branch
                                                   capital             earnings               equity
                                                     US$                  US$                   US$

Balance at December 31, 2002                        $ 112,048          $ 3,163,247          $ 3,275,295
Net income                                                               1,297,656            1,297,656
Dividends                                                                 (34,000)             (34,000)
                                               ---------------     ----------------     ----------------

Balance at October 31, 2003                         $ 112,048          $ 4,426,903          $ 4,538,951
                                               ===============     ================     ================


               See accompanying notes to the financial statements.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

                             STATEMENT OF CASH FLOWS

                                                                                                        Ten months
                                                                                                           ended
                                                                                                        October 31,
                                                                                                           2003
                                                                                                            US$

Cash flow from operating activities
Net income                                                                                                $ 1,297,656
                                                                                                     -----------------
Adjustments to reconcile net income to net cash provided by operating activities
  Depreciation                                                                                                 49,161
  Changes in assets and liabilities
    Accounts receivable                                                                                   (4,538,891)
    Other assets                                                                                            (243,887)
    Accounts payable and other liabilities                                                                  3,313,166
    Taxation                                                                                                1,007,683
                                                                                                     -----------------

Net cash provided by operating activities                                                                     884,888
                                                                                                     -----------------

Cash flow from investing activities
  Purchases of furniture and equipment                                                                       (54,073)
                                                                                                     -----------------
Net cash used in investing activities                                                                        (54,073)
                                                                                                     -----------------

Cash flow from financing activities
  Advances from Principal                                                                                     272,635
  Dividends paid                                                                                             (34,000)
                                                                                                     -----------------
Net cash provided by financing activities                                                                     238,635
                                                                                                     -----------------

Net increase in cash and cash equivalents                                                                   1,069,450
                                                                                                     -----------------

Cash and cash equivalents at beginning of period                                                            1,028,983
                                                                                                     -----------------

Cash and cash equivalents at the end of period                                                            $ 2,098,433
                                                                                                     =================

Supplementary disclosures of cash flow information
  Cash paid during the period for income taxes                                                               $ 25,212
                                                                                                     =================

               See accompanying notes to the financial statements.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

                        NOTES TO THE FINANCIAL STATEMENTS

                           TEN MONTHS OCTOBER 31, 2003



1.   CHANGE IN LICENSING REGIME

On June 29, 2003, the governments of the Peoples Republic of China ("PRC") and the Hong Kong Special Administrative Region signed the Mainland and Hong Kong Closer Economic Partnership Arrangement ("CEPA"). Under the terms of CEPA, after January 1, 2004 Hong Kong Service Suppliers ("HKSS") engaged in the freight forwarding business may apply for unrestricted freight forwarding licenses (""A" Licenses"), a permit previously reserved for domestic PRC enterprises. This development will likely result in a substantial increase in such "A" Licenses and will eliminate the need for such companies to seek an "A" License holder to transact through.

A substantial portion of the airfreight business of Shaanxi Sunshine Express International Co., Ltd. (Shanghai Branch) (the "Branch"), which accounts for most of the Branch's profit, relates to the provision of "A" License services to those companies lacking such license. Thus, CEPA may have an adverse impact on the Branch's operations and profit. The magnitude of the impact of CEPA is not quantifiable due to the difficulty of assessing the impact of the various factors involved and the unique features inherent in the PRC forwarding business.

2.   ORGANIZATION AND BASIS OF FINANCIAL STATEMENTS

Nature of Operations

Shaanxi Sunshine Express International Co., Ltd. ("Shaanxi") is a company incorporated in the PRC. The entire share capital of the company is held by the State Economic & Trade Department, Shaanxi division that is headquartered in Xi'an, Shaanxi, PRC. Shaanxi has granted a license to the Branch to operate independently, retaining all profits, for which the Branch pays a negotiated fee, the amount of which is a function of the revenue and profitability of the operation. Such fees amounted to US$ 86,232 for the ten months ended October 31, 2003.

Shaanxi Sunshine Express International Co., Ltd. (Xian Branch) (the "Xian Branch"), Shaanxi Sunshine Express International Co., Ltd. (Nanjing Branch) (the "Nanjing Branch") and Shaanxi Sunshine Express International Co., Ltd., a company incorporated under the laws of Hong Kong Special Administrative Region, ("Shaanxi Sunshine Hong Kong") are all owned by the beneficial owner of the Branch (the "Principal"), are under the management of the Branch and function as special purpose booking vehicles only to meet licensing or operational needs.

The Branch is a freight forwarding company, offering a full range of international logistics services including international air and ocean transportation. The Branch services a customer base of manufacturers and distributors through a network of agent offices in Asia and in the principal global centers.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

2.   ORGANIZATION AND BASIS OF FINANCIAL STATEMENTS - continued

Basis of Preparation

The financial statements of the Branch have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). As the Xian Branch, the Nanjing Branch and Shaanxi Sunshine Hong Kong have neither staff nor independent operations and function only as special purpose booking entities, they have been treated as extensions of the Branch, rather than separate entities and thus their financial results have been combined with those of the Branch so as to provide a more accurate presentation of the results. The operations of Xian Branch, Nanjing Branch and Shaanxi Sunshine Hong Kong are not material individually or in the aggregate.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Branch derives its revenues from three principal sources: freight forwarding, customs brokerage and warehousing and other value added services.

As a freight forwarder, the Branch is primarily a non-asset based carrier that does not own or lease any significant transportation assets. The Branch generates the majority of its revenues by purchasing transportation services from direct (asset-based) carriers and using those services to provide transportation of property for compensation to its customers. The Branch is able to negotiate favorable buy rates from the direct carriers by consolidating shipments from multiple customers and concentrating its buying power, while at the same time offering lower sell rates than most customers would otherwise be able to negotiate. When acting as an indirect carrier, the Branch will enter into a written agreement with its customers or issue a tariff and a house bill of lading to customers as the contract of carriage. When the freight is physically tendered to a direct carrier, the Branch receives a separate contract of carriage, or master bill of lading. In order to claim for any loss associated with the freight, the customer is first obligated to pay the freight charges.

Based on the terms in the contract of carriage, revenues related to shipments where the Branch issues a house bill of lading are recognized when the freight is delivered to the direct carrier at origin. Costs related to the shipment are also recognized at this same time.

All other revenues, including revenues for customs brokerage and warehousing and other value added services, are recognized upon completion of the service.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and investments in money market funds and investment grade securities held with high quality financial institutions. The Branch considers all highly liquid instruments with a remaining maturity of 90 days or less at the time of purchase to be cash equivalents.

Evaluation of Trade Receivables

Management must make estimates of the uncollectability of accounts receivable. Management specifically analyzed accounts receivable and analyzes historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Furniture and Equipment

Furniture and equipment are stated at cost, less accumulated depreciation computed on a straight-line basis over the estimated useful lives of the respective assets. Depreciation is computed using three-year lives for all furniture and equipment. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is reflected in results of operations. Expenditures for maintenance, repairs, and renewals of minor items are charged to expense as incurred. Major renewals and improvements are capitalized.

Use of Estimates

The presentation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the establishment of an allowance for doubtful accounts. Actual results could differ from those estimates.

Income Taxes

Taxes on income are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Deferred income tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the financial statements. Deferred tax assets and liabilities are determined based on the differences between the book values and the tax bases of particular assets and liabilities and the tax effects of net operating loss and capital loss carry forwards. Deferred tax assets and liabilities are measured using tax rates in effect for the years in which the differences are expected to reverse. A valuation allowance is provided to offset the net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Foreign Currency Translation

Balance sheet accounts are translated using year-end exchange rates. The resulting translation adjustment is recorded as a separate component of branch equity, if material. Statement of income accounts are translated at the average exchange rate during the year. Gains and losses from foreign currency transactions are included in income. Most of the Branch's business is transacted in United States Dollars, with the balance being transacted in Renminbi, the value of which in relation to the United Stated Dollar is managed and did not fluctuate during the period. As such, the translation amounts were not material for the ten months ended October 31, 2003.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Translation into United States Dollars

The financial statements of the Branch are maintained and expressed in PRC Renminbi. The translation of PRC Renminbi amounts into US dollars for balance sheet amounts have been made at the rate of RMB8.3 to US$ 1, the approximate free rate of exchange at October 31, 2003. Revenues and expenses are translated at average exchange rate during the year. The resulting translation adjustment is recorded as a separate component of branch equity. Gains and losses from foreign currency transactions are included in income.

Such translation should not be construed as representations that the PRC Renminbi amounts could be converted into US dollars, at that rate or any other rate.

Staff Retirement Plan Costs

The Branch's costs related to the staff retirement plans are charged to the statement of income as incurred.

Major Customers and Concentration of Credit Risk

Financial instruments that potentially subject the Branch to concentrations of credit risk consist principally of cash investments and accounts receivable.

The Branch maintains its cash accounts with high quality financial institutions. With respect to accounts receivable, such receivables are primarily from manufacturers and distributors with whom the management has maintained long term business relationships. Credit is granted to customers on an unsecured basis, and generally provides for 45-60 day payment terms. To reduce credit risk, the Branch performs ongoing credit evaluations of its customers' financial conditions. Credit losses, have occurred from time to time, but have not been material to the overall operations of the Branch.

For the ten months ended October 31, 2003, no one customer accounted for 10% or more of revenue. At October 31, 2003, no one customer accounted for 10% or more of accounts receivable.

New Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which provides new guidance with respect to the consolidation of all unconsolidated entities, including special purpose entities. With the adoption of Interpretation No. 46, the Branch included the assets and operations of Shaanxi Sunshine Express International Co., Ltd., a company incorporated under the laws of Hong Kong Special Administrative Region, the shares of which are held by the Principal for the benefit of the Branch, in the accounts of the Branch.

4.   INCOME TAXES

Income is subject to taxation only in the PRC. PRC companies are subject to PRC taxation on their activities conducted in the PRC. For the ten months ended October 31, 2003, income tax expense was composed of current taxes of US$ 1,032,895 and US$ nil deferred taxes.

As at October 31, 2003 there were no temporary differences giving rise to deferred taxes.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

5.   STAFF RETIREMENT PLAN

According to the Social Security System legislation, the Shanghai City Government has established a social security system based on the basic social security, supplementary insurance and social relief. The Branch is required to participate in this system and to make contributions for its eligible employees. The retirement related liabilities of the Branch are limited to the amount of such payments. The contributions borne by the Branch are calculated as a percentage of the salaries and wages for each eligible employee as calculated under the legislation. Contributions for the ten months ended October 31, 2003 were US$ 29,578.

6.   COMMITMENTS AND CONTINGENCIES

The Branch leases equipment, office and warehouse space under operating leases expiring at various times through 2006. Total rent expense related to continuing operations for the ten months ended October 31, 2003 was US$ 167,565. As of October 31, 2003, future minimum lease payments are as follows:

                                                                      US$

2003                                                                 $  30,638
2004                                                                   183,824
2005                                                                   147,657
2006                                                                    36,578
                                                                 --------------

Total                                                                $ 398,697
                                                                 ==============

7.   RELATED PARTY TRANSACTIONS

The amount due from the Principal, being the beneficial owner of the operations of the Branch, is unsecured, interest free and bears no fixed term of repayment.

Some of the premises occupied by the Branch are owned by related parties, being persons related to the Principal. During the ten months ended October 31, 2003, rent in the amount of US$ 2,410 was charged to the Branch for using these premises, the fair market rent for such premises being US$ 89,629.

       SHAANXI SUNSHINE EXPRESS INTERNATIONAL CO., LTD. (SHANGHAI BRANCH)

8.   FURNITURE AND EQUIPMENT

Furniture and equipment consists of the following:

                                                                  October 31,
                                                                     2003
                                                                      US$

Furniture and fixtures                                                $ 11,070
Office equipment and computers                                         122,378
Leasehold improvement                                                    4,253
Less: Accumulated depreciation                                        (49,161)
                                                                 --------------

Total                                                                 $ 88,539
                                                                 ==============


9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No.107, "Disclosure about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Branch using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Branch could realize in a current market exchange.

At October 31, 2003 the carrying values of cash equivalents, accounts receivable and accounts payable approximated their fair values as they are short term and are generally receivable or payable on demand.


10.  SUBSEQUENT EVENT

The beneficial owner of the Branch has agreed in principle for the sale of 55% of the Branch's assets, including the "A" license, for a base price of US$ 11,000,000, with approximately US$ 5,500,000 to be received at closing, and the balance to be received ratably under a five-year earn-out arrangement based upon the future financial performance of the Branch.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                STONEPATH GROUP, INC.



Date:  February 20, 2004        By:  /s/  Dennis L. Pelino
                                     -------------------------------------------
                                     Name:  Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer

                                  Exhibit Index
                                  -------------

         Exhibit Number       Description
         --------------       -----------

         2.9 Amended and Restated Contract for the Sale of Assets by and between Stonepath Holdings (Hong
                              Kong) Limited and Andy Tsai, dated November 10, 2003.

         2.10 Amendment Letter Agreement dated February 9, 2004, to the Amended and Restated Contract for the Sale of Assets by and between Stonepath Holdings (Hong
                              Kong) Limited and Andy Tsai.

         23.1                 Independent Auditors' Consent

         99.1                 Press Release dated February 10, 2004